Exhibit 99.1

Operating Agreement

This Operating Agreement (this “Agreement”) is entered into by and among E-Waste Systems Inc, (“EWSI”), Shanghai YaZhuo Jiudian Guanli (“YaZhuo”), and the undersigned shareholders of YaZhuo (collectively the “Shareholders”) as of March   , 2013 in Shanghai, the People’s Republic of China (the “PRC” or “China”). EWSI, YaZhuo and the Shareholders are each referred to in this Agreement as a “Party” and collectively as the “Parties”.

RECITALS

a)        EWI, a company incorporated in the United States, has the expertise in management of reverse logistic service and technology.

b)       YaZhuo is a company incorporated in the PRC, and is engaged in the business development regarding hospitality management, with a focus on the research and development of environmental friendly technologies, goods and services (the “Business”).

c)        The undersigned Shareholders of YaZhuo collectively own 100% of the equity interest of YaZhuo (the “Equity Interest”).

d)         EWSI has entered into a Management Services Agreement with YaZhuo (the “Management Services Agreement”) to provide Management and other relevant services relating to the Business to YaZhuo.

e)           Pursuant to the Management Services Agreement with EWSI and YaZhuo dated of even date herewith, YaZhuo is obligated to make regular payment of Management services fee to EWSI during the term of the Management Services Agreement. YaZhuo’s daily operation has a material influence on its ability to make such payment to EWSI.

NOW,  THEREFORE,  the  Parties  to  this  Agreement  hereby  agree  as  follows  through  negotiation  to clarify certain matters in connection with YaZhuo’s operations:

1.     EWSI agrees, subject to YaZhuo’s agreement to relevant provisions of this Agreement, to be YaZhuo’s guarantor in connection with the contracts, agreements and transactions executed between YaZhuo and any other third party, and to provide full guarantee for the performance of such contracts, agreements of transactions by YaZhuo. YaZhuo agrees, as a counter-guarantee, to pledge all of its relevant assets, including accounts receivable, to EWSI. Pursuant to such guarantee arrangement, EWSI wishes to enter into written   guarantee   agreements   with   YaZhuo’s counter-parties thereof, to assume   the guarantee liability as  the guarantor  when applicable. As  such, EWSI and  the Shareholders shall take  all necessary actions  (including but  not limited to, executing  relevant documents  and  proceeding with relevant registrations) to carry out the counter-guarantee arrangements provided by EWSI thereof.

2.     In consideration of Clause 1 herein and to assure the performance of the various arrangements between EWSI and YaZhuo, and the payment of the accounts payable by YaZhuo to EWSI, YaZhuo and the Shareholders thereby jointly agree that YaZhuo shall not, without the prior written consent of EWSI, conduct any transaction which may materially affect the assets, obligations, rights or the operations of YaZhuo (excluding proceeding with YaZhuo’s normal business operation and the lien obtained by relevant counter parties due to such agreements). Such transactions shall include, without limitation, the following:

2.1             To borrow money from any third party or assume any debt;

2.2             To sell or acquire from any third party any asset or right, including but not limited to   any intellectual property rights;

2.3             To provide any guarantee to any third party using its assets or intellectual property rights; or

2.4             To assign to any third party its business agreements.

3.     In order to ensure the performance of the various  operation agreements  between EWSI and YaZhuo and the payments   of various accounts payable by YaZhuo to EWSI, YaZhuo and the Shareholders hereby jointly agree to accept the corporate policies provided by EWSI in connection with YaZhuo’s daily operations, financial management and the employment and dismissal of YaZhuo’s employees.

4.    YaZhuo and the Shareholders hereby jointly agree that the Shareholders shall appoint the members recommended by EWSI as the Directors of YaZhuo, and shall appoint members of EWSI’s senior management as YaZhuo’s CEO and President, Chief Financial Officer, and other senior officers. If any member of such senior management leaves or is dismissed by EWSI, he or she will lose the qualification to take any position with YaZhuo, and YaZhuo shall appoint another member of EWSI’s senior management to take such position, as recommended by EWSI. The person recommended by EWSI in accordance with this section shall have the qualifications of a Director, General Manager, Chief Financial Officer, and/or other relevant senior officers pursuant to applicable laws.

5.     YaZhuo, together with the Shareholders, hereby jointly agree and confirm that YaZhuo shall first seek guarantee from EWSI if YaZhuo requires any guarantee for its performance of any contract or loan in the course  of  its  business  operation. Under  such  circumstances,  EWSI  shall  have  the  right,  but  not  the obligation, to provide the appropriate guarantee to YaZhuo at its sole discretion. If EWSI decides not to provide such guarantee, EWSI shall issue a written notice to YaZhuo immediately and YaZhuo shall seek a guarantee from other third party.

6.     In the event that any of the agreements between EWSI and YaZhuo terminates or expires, EWSI shall have the right, but not the obligation, to terminate any or all of the agreements between EWSI and YaZhuo, including but not limited to, this Agreement and the Management Services Agreement.

7.     Any amendment to this Agreement shall be made in writing. The amendments duly executed by all Parties shall be deemed as an integral part of this Agreement.

8.     If any provision  of this  Agreement  is  held  to  be invalid, illegal, unenforceable or in  conflict with  the laws   and   regulations   of the jurisdictions, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

9.     YaZhuo and the Shareholders shall not assign any right or obligation under this Agreement to any third party without the prior written consent of EWSI.  YaZhuo  and   the   Shareholders  hereby  agree  that EWSI may assign its rights and obligations under this Agreement if necessary and such transfer shall only be subject to a written notice sent to YaZhuo and the Shareholders by EWSI, and no any further consent from YaZhuo or the Shareholders will be required.

10.   The Parties of this Agreement shall acknowledge and ensure the confidentiality of all oral and written materials exchanged relating to this Agreement. No Party shall disclose the confidential information to any other third party without the other Party’s   prior written approval, unless: (a) it is already in the public domain at the time when it is communicated (unless it enters the public domain without the authorization of the disclosing Party); (b) the disclosure is  in response to the relevant laws, regulations, or stock exchange rules; or (c) the disclosure is required by any of the Party’s legal counsel or financial consultant for the purpose of the transaction of this Agreement. However, such legal counsel and/or financial consultant shall also comply with the confidentiality as stated hereof. The disclosure  of   confidential information  by employees of hired  institutions of  the  disclosing Party is  deemed  to  be  an  act  of the disclosing Party, and such disclosing Party shall bear all liabilities of the breach of confidentiality.

11.       If any provision of this Agreement is found by a proper authority to be unenforceable or invalid such unenforceable or invalidity shall not render this Agreement unenforceable or invalid as a whole.

12.       Notice  or  other communications required  to  be  given  by  any  Party  pursuant  to  this  Agreement shall be   written   in   English   and Chinese and   delivered personally   or sent by   registered mail or by a recognized courier service or by  facsimile transmission  to the address  of the  relevant  Party set  forth below. The date  when  the notice  is  deemed to  be  duly  served shall be  determined as  the follows: (a) a notice delivered personally is  deemed duly served upon the delivery; (b) a notice sent by mail is  deemed duly served the third (3rd) day after the date; and (c) a notice sent by facsimile transmission is deemed duly served upon the time shown on the transmission confirmation of relevant documents.

To EWSI

Address:        101 First Street #493, Los Altos, CA USA 94022
Attn:                Susan Johnson, Secretary Treasurer
Fax:                 +1 650 396 5494
Tel:                 +1 650 283 2907

To YaZhuo

Address:        Room 501, No. 360 Dong’an Road, Xuhui District, Shanghai, PRC
Attn:Yuhui Chen
Fax:
Tel:                 +86 6052 6553

To the Shareholders

Address:        Room 501, No. 360 Dong’an Road, Xuhui District, Shanghai, PRC
Attn:              Yuhui Chen
Fax:
Tel:                 +86 6052 6553

13.       This Agreement shall be governed and construed in accordance with the US law.

14.       The Parties agree that in the event a dispute shall arise from this Agreement, the Parties shall settle their dispute through amicable negotiations and/or arbitration in accordance with this Clause 14. If the Parties fail to reach a settlement within forty-five (45) days following the negotiations, the dispute shall be submitted to be determined through arbitration by If  the Parties fail to reach a settlement within forty-five (45) days following the negotiations, the dispute shall be submitted to be determined through arbitration in accordance with section 13 of the Consulting Services Agreement by and between the parties of even date herewith.   For avoidance of doubt, YaZhuo, who may or may not select arbitrator, shall be bound by the decision rendered through such arbitration.

15.       This  Agreement  has  been executed  by  each  Party  or its  duly authorized  representative  on  the  date first written above and shall become effective simultaneously.

16.      The Parties confirm that this Agreement shall constitute the entire agreement of the Parties with respect to the subject matters herein and shall supersede and replace all prior verbal and written agreements and understandings among the Parties.

17.      The term of this Agreement shall commerce from the execution date and shall last for the maximum period of time permitted by law unless early terminated in accordance with the relevant provisions herein or by any other agreements reached by all Parties. Within the term of the Agreement, if EWSI shall terminate this Agreement (including any  extension of such  term) or if this  Agreement shall terminate due to any other reason, this Agreement shall be terminated upon the termination of such Party, unless such Party has already assigned its rights and obligations in accordance with Clause 9 hereof.

18.       This  Agreement  shall be terminated  on the  expiration date unless  it is  renewed  in accordance  with the relevant provisions herein.

19.       During  the  effective  term  of  this  Agreement,  YaZhuo  and  the  Shareholders shall  not  terminate  this Agreement. Notwithstanding the above stipulation, EWSI shall have the right to terminate this Agreement at any time by giving a thirty (30)-day prior written notice to YaZhuo and the Shareholders.

20.       This Agreement has been executed in six (6) originals in English and all originals shall be equally valid.

Each Party shall retain one (1) original.

[No Text Below]

[Signature Page]

IN WITNESS THEREOF this Agreement is duly executed by each Party or its legal representatives on the date first set forth above.

E-Waste Systems Inc. (“EWSI”)

/s/        Martin Nielson
Name: Martin Nielson
Title:   CEO

Shanghai YaZhuo Jiudian Guanli (“YaZhuo”)

/s/        Yuhui Chen
Name:  Yuhui Chen
Title:    CEO and President

[Signature of Shareholders of YaZhuo]

(Signature)

/s/        Yuhui Chen
Name: Yuhui Chen

ID Card No.:

Owns 100% of the Equity Interest of YaZhuo

Signature page to Operating Agreement